UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 10, 2017, Accuray Incorporated (“Accuray” or the “Company”) announced certain preliminary estimated financial results for the Company for the quarter ended December 31, 2016.  This information is contained in the management presentation attached hereto as Exhibit 99.1.

Highlights for the second fiscal quarter of 2017 include:

•                 Gross orders expected to be approximately $78 million

•                  Age-outs of approximately $20 million

•                  Cancellations of approximately $4 million

•                  Total revenue expected to be approximately $87 million

The above information is preliminary and subject to completion of quarter-end financial reporting processes and review.

Accuray plans to reports its full second quarter results during the week of January 30th.

Safe Harbor

Statements in this release concerning Accuray’s financial operating results for the quarter ended December 31, 2016 are forward-looking statements that involve a number of uncertainties and risks.  Actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including: potential differences between Accuray’s preliminary analysis and the final results for the quarter ended December 31, 2016 as a result of the completion of financial reporting processes and review, and other factors listed in Accuray’s annual report made on Form 10-K for the fiscal year ended June 30, 2016, in particular under the heading “Risk Factors” as filed with the Securities and Exchange Commission as well as Accuray’s other filings with the Securities and Exchange Commission.  All statements made in this Form 8-K and Exhibit 99.1 are made only as of the date hereof.  Accuray undertakes no obligation to update the information in this release in the event facts or circumstances subsequently change after the date of this filing.

Item 7.01. Regulation FD Disclosure

Representatives of the Company intend to present the management presentation slides, attached hereto as Exhibit 99.1, in presentations during a conference from January 10 — 11, 2017, and may make use of the slides in additional presentations to investors and analysts from time to time.  The presentation slides will also be posted on the investor relations portion of the Company’s website.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Management presentation slides of Accuray Incorporated, dated January 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: January 10, 2017	By:	/s/ Kevin Waters
Kevin Waters
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management presentation slides of Accuray Incorporated, dated January 2017.